Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 2,113,454	$ 306,422	¥ 2,317,034
Allowance for credit losses	(185,755)	(26,932)	(177,563)	$ (25,744)	¥ (128,199)	¥ (33,989)
Total	¥ 1,927,699	$ 279,490	¥ 2,139,471